Accounts Payable and Accrued Expenses	6 Months Ended
Jun. 30, 2023
Accounts Payable and Accrued Expenses [Abstract]
ACCOUNTS PAYABLE AND ACCRUED EXPENSES

10. ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses as of June 30, 2023 and December 31, 2022 consisted of:

	June 30, 2023	December 31, 2022
	(Unaudited)
Deferred bonus and salaries payable	$456,177	$5,084,969
Research and development expenses payable	426,248	563,913
Professional fees payable	58,109	226,407
Cost of healthcare services payable	92,215	138,316
Insurance expenses payable	-	33,367
Others	11,279	119,835
	$1,044,028	$6,166,807

On March 31, 2023, the Group entered into exchange agreements and cancelled 177,667 existing vested and unvested share options held by related parties option holders and cancelled its obligations for deferred cash bonus payables of $3.1 million by granting 403,820 share options with 6 months vesting period (see Note 17). The settlement of obligations of $3.1 million deferred cash bonus payables was deemed as capital contribution from related parties and was credited to additional paid-in capital.

On March 31, 2023, the Group entered into exchange agreements and cancelled 70,428 existing vested and unvested share options held by non-related parties option holders and cancelled its obligations for deferred cash bonus payables of $1.6 million by issuance of 70,430 fully vested Class A Ordinary Shares (see Note 15). The reversal of deferred bonus payables for $1.0 million and $0.6 million was credited to research and development expenses and general and administrative fees, respectively.